PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

HORIYOSHI WORLDWIDE INC.

Subject and pursuant to the attached "Terms and Conditions" of this Subscription Agreement, including all schedules and appendices attached hereto, the Subscriber hereby irrevocably subscribes for, and on the Closing Date, will purchase from the Company, the following securities at the following price:

1,933,395 Shares

US$1.89857 per Share for a total purchase price of US$3,000,000

The subscriber owns, directly or indirectly, the following securities of the Company:

____

[Check if applicable] The Subscriber ☐ is an affiliate of the Company

The Subscriber directs the Company to issue, register and deliver the certificates representing the Shares as follows:

REGISTRATION INSTRUCTIONS: *(all information below is required)*	DELIVERY INSTRUCTIONS:
Zyndy Trade Corp. Name to appear on certificate	______________________ Name and account reference, if applicable
______________________ SIN/SSN/Tax ID No.	______________________ Contact name
______________________ Address of Subscriber	______________________ Address
Santa Maria Della Valle N 3, Milano, 20123 Italy	______________________ Telephone number

EXECUTED by the Subscriber this 16 **day of** December, **2010. By executing this Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction shown as the "Address of the Subscriber". The address of the Subscriber will be accepted by the Company as a representative as to the address of residency for the Subscriber.**

WITNESS:	EXECUTION BY SUBSCRIBER:
[signature] Signature of witness	X ______________________ Signature of individual (if Subscriber is an individual)
Kent Edwards Name of witness	X [signature] Authorized signatory (if Subscriber is not an individual) S.A.R. DRAYTON
WTC 1, 10 route de l'Aeroport Address of witness	Zyndy Trade Corp. Name of Subscriber (please print)
P.O. Box 691, 1215 Geneva	______________________ Name of authorized signatory (please print)
ACCEPTED this ______ day of ______________________, 2010. **HORIYOSHI WORLDWIDE INC.** Per: [signature] Authorized signatory	Santa Maria Della Valle N 3, Milano, 20123 Italy Address of Subscriber (residence) ______________________ Telephone number and e-mail address

By signing this acceptance, the Company agrees to be bound by all representations, warranties, covenants and agreements on pages 3-11 hereof.